Exhibit 10.1

EXECUTION VERSION

SIXTH AMENDMENT TO CREDIT AGREEMENT
THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of November 20, 2014, by and among POOL CORPORATION, a Delaware corporation (the “US Borrower”), SCP DISTRIBUTORS CANADA INC. (formerly known as SCP Distributors Inc.), a company organized under the laws of Ontario (the “Canadian Borrower”), SCP POOL B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, having its seat (statutaire zetel) in Rotterdam, registered with the trade register of the Chambers of Commerce (Kamers van Koophandel) under file number 24293315 (the “Dutch Borrower” and, collectively with the US Borrower and the Canadian Borrower, the “Borrowers”), the Subsidiary Guarantors party hereto, each Lender party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and, solely for the purpose set forth in Section 5 of this Amendment, Comerica Bank (the “Exiting Lender”).
Statement of Purpose
The Borrowers are party to that certain Credit Agreement dated as of October 19, 2011 (as amended, restated, supplemented or otherwise modified from time to time, including pursuant to the First Amendment to Credit Agreement dated as of December 21, 2011, the Second Amendment to Credit Agreement dated as of April 1, 2013, the Third Amendment to Credit Agreement dated as of June 14, 2013, the Fourth Amendment to Credit Agreement dated as of September 20, 2013 and the Fifth Amendment to Credit Agreement dated as of July 25, 2014, the “Credit Agreement”), by and among the Borrowers, each lender party thereto (collectively, the “Lenders” and, each individually, a “Lender”) and the Administrative Agent.
The Borrowers have requested, and the Administrative Agent and the Lenders party hereto have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement, as specifically set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
1.Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement. This Amendment shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

2.Amendments. Subject to and in accordance with the terms and conditions set forth herein, the parties hereto hereby agree that the Credit Agreement is amended as follows:

(a)Section 1.1 of the Credit Agreement is hereby amended by:
(i)adding the following defined terms in the proper alphabetical order:
“Assuming Lender” has the meaning assigned thereto in Section 2.10(c).
“Extending Lender” has the meaning assigned thereto in Section 2.10(b).

“Extension Date” has the meaning assigned thereto in Section 2.10(b).
“Extension Notice” has the meaning assigned thereto in Section 2.10(a).
“Non-Extending Lender” has the meaning assigned thereto in Section 2.10(b).
“Sixth Amendment” means that certain Sixth Amendment to Credit Agreement dated as of the Sixth Amendment Effective Date by and among the Borrowers, the Lenders party thereto and the Administrative Agent.
“Sixth Amendment Effective Date” means November 20, 2014.
(ii)amending the definition of “Applicable Margin” by amending and restating the table therein in its entirety to read as follows:

Pricing Level	Average Total Leverage Ratio	Facility Fee	CDOR Rate + LIBOR Rate + and Swingline +	Base Rate + and Canadian Base Rate+
I	Greater than or equal to 2.50 to 1.00	0.225%	1.650%	0.650%
II	Greater than or equal to 1.75 to 1.00 but less than 2.50 to 1.00	0.175%	1.325%	0.325%
III	Greater than or equal to 1.00 to 1.00 but less than 1.75 to 1.00	0.125%	1.250%	0.250%
IV	Less than 1.00 to 1.00	0.100%	1.150%	0.150%

(iii)amending the definition of “Euro Loan Commitment” by amending and restating clause (a) thereof to read in its entirety as follows:
“(a) Twenty Million Dollars ($20,000,000)”
(iv)amending and restating the definition of “Fee Letters” in its entirety to read as follows:
“Fee Letters” means (i) the separate fee letter agreement executed by the US Borrower and the Administrative Agent and/or certain of its affiliates dated August 23, 2013, (ii) the separate engagement letter agreement executed by the US Borrower and Wells Fargo Securities, LLC and/or certain of its affiliates dated October 31, 2014, and (iii) any fee letter agreement between the US Borrower and any Issuing Lender (other than Wells Fargo) relating to certain fees payable to such Issuing Lender in its capacity as such, each as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

(v)amending the definition of “LIBOR” by adding a new sentence to the end of such definition to read in its entirety as follows:
“Notwithstanding the foregoing, in no event shall LIBOR be less than zero.”
(vi)amending the definition of “LIBOR Market Interest Rate” by adding a new sentence to the end of such definition to read in its entirety as follows:
“Notwithstanding the foregoing, in no event shall the LIBOR Market Interest Rate be less than zero.”
(vii)amending and restating the definition of “Maturity Date” in its entirety to read as follows:
“Maturity Date” means the earliest to occur of (a) November 20, 2019, subject to the extension thereof pursuant to Section 2.10, (b) the date of termination of the entire Revolving Credit Commitments by the Borrowers pursuant to Section 2.6, or (c) the date of termination of the Revolving Credit Commitments pursuant to Section 13.2(a); provided, however, that the Maturity Date of any Lender that is a Non-Extending Lender to any requested extension pursuant to Section 2.10 shall be the Maturity Date in effect immediately prior to the applicable Extension Date for all purposes of this Agreement.
(b)    A new Section 2.10 is hereby added to the Credit Agreement to read in its entirety as follows:
“SECTION 2.10    Extension of Maturity Date.

(a)     At least 45 days but not more than 60 days prior to any anniversary of the Sixth Amendment Effective Date, the US Borrower, by written notice (each, an “Extension Notice”) to the Administrative Agent, may request an extension of the Maturity Date in effect at such time by one year from its then scheduled expiration; provided that in no event shall (i) the US Borrower make more than two (2) such requests during the term of this Agreement, (ii) there be more than three (3) separate Maturity Dates at any time and (iii) the Maturity Date be extended beyond November 20, 2021. The Administrative Agent shall promptly notify each Lender of such request, and each Lender shall in turn, in its sole discretion, not later than 20 days following the date of such Extension Notice, notify the US Borrower and the Administrative Agent in writing as to whether such Lender will consent to such extension. If any Lender shall fail to notify the Administrative Agent and the US Borrower in writing of its consent to any such request for extension of the Maturity Date within 20 days following the date of such Extension Notice, such Lender shall be deemed to be a Non-Extending Lender with respect to such request. The Administrative Agent shall notify the US Borrower not later than 15 days prior to the applicable anniversary date (or such later time as agreed between the US Borrower and the Administrative Agent) of the decision of the Lenders regarding the US Borrower’s request for an extension of the Maturity Date.

(b)     If all the Lenders consent in writing to any such request in accordance with subsection (a) of this Section 2.10, the Maturity Date in effect at such time shall, effective as at the applicable anniversary date (each, an “Extension Date”), be extended for one year;

provided that on each Extension Date, the conditions set forth in Section 6.2 shall be satisfied. If fewer than all of the Lenders consent in writing to any such request in accordance with subsection (a) of this Section 2.10, the Maturity Date in effect at such time shall, effective as at the applicable Extension Date and subject to subsection (d) of this Section 2.10, be extended as to those Lenders that so consented (each an “Extending Lender”) but shall not be extended as to any other Lender (each a “Non-Extending Lender”). To the extent that the Maturity Date is not extended as to any Non-Extending Lender pursuant to this Section 2.10 and the Revolving Credit Commitment of such Non-Extending Lender is not assumed in accordance with subsection (c) of this Section 2.10 on or prior to the applicable Extension Date, each Revolving Credit Commitment of such Non-Extending Lender shall automatically terminate in whole on such unextended Maturity Date without any further notice or other action by the US Borrower, such Non-Extending Lender or any other Person. It is understood and agreed that no Lender shall have any obligation whatsoever to agree to any request made by the US Borrower for any requested extension of the Maturity Date. The failure of a Lender to respond to a notice of such an increase will be deemed an election by such Lender not to participate therein.

(c)     If fewer than all of the Lenders consent to any such request pursuant to subsection (a) of this Section 2.10, the Administrative Agent shall promptly so notify the Extending Lenders, and each Extending Lender may, in its sole discretion, give written notice to the Administrative Agent not later than 10 days prior to the Extension Date (or such later time as agreed between the US Borrower and the Administrative Agent) of the amount of the Non-Extending Lenders’ Revolving Credit Commitments for which it is willing to accept an assignment. If the Extending Lenders notify the Administrative Agent that they are willing to accept assignments of Revolving Credit Commitments in an aggregate amount that exceeds the amount of the Revolving Credit Commitments of the Non-Extending Lenders, such Revolving Credit Commitments shall be allocated among the Extending Lenders willing to accept such assignments in such amounts as are agreed between the US Borrower and the Administrative Agent. If after giving effect to the assignments of Revolving Credit Commitments described above there remain any Revolving Credit Commitments of Non-Extending Lenders, the US Borrower may arrange for one or more Extending Lenders or other Eligible Assignees (each, an “Assuming Lender”) to assume, effective as of the Extension Date, any Non-Extending Lender’s Revolving Credit Commitment and all of the obligations of such Non-Extending Lender under this Agreement thereafter arising, without recourse to or warranty by, or expense to, such Non-Extending Lender; provided, however, that the amount of the Revolving Credit Commitment of any such Assuming Lender as a result of such substitution shall in no event be less than $10,000,000 unless the amount of the Revolving Credit Commitment of such Non-Extending Lender is less than $10,000,000, in which case such Assuming Lender shall assume all of such lesser amount; and provided further that:

(i)     such assignment or substitution shall (A) be in accordance with and subject to the restrictions contained in, and consents required by, Section 15.11 and (B) not conflict with Applicable Law; and

(ii)    such Non-Extending Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in Letters of Credit, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under

Section 5.9) from the Assuming Lender (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts).

At least five (5) Business Days prior to any Extension Date (or such later time as agreed between the US Borrower and the Administrative Agent), (A) each such Assuming Lender, if any, shall have delivered to the US Borrower and the Administrative Agent an Assignment and Assumption, duly executed by such Assuming Lender, such Non-Extending Lender, the US Borrower and the Administrative Agent, (B) any such Extending Lender shall have delivered confirmation in writing satisfactory to the US Borrower and the Administrative Agent as to the increase in the amount of its Revolving Credit Commitment and (C) each Non-Extending Lender being replaced pursuant to this Section 2.10 shall have delivered to the Administrative Agent any Note or Notes held by such Non-Extending Lender. Upon receipt of the executed Assignment and Assumption referenced in clause (A) above and the payment or prepayment of all amounts referred to in clauses (i) and (ii) above, each such Extending Lender or Assuming Lender, as of the Extension Date, will be substituted for such Non-Extending Lender under this Agreement and shall be a Lender for all purposes of this Agreement, without any further acknowledgment by or the consent of the other Lenders, and the obligations of each such Non-Extending Lender hereunder shall, by the provisions hereof, be released and discharged.

(d)     If (after giving effect to any assignments or assumptions pursuant to subsection (c) of this Section 2.10) Lenders having Revolving Credit Commitments equal to at least 50% of the Revolving Credit Commitments in effect immediately prior to the Extension Date consent in writing to a requested extension (whether by execution or delivery of an Assignment and Assumption or otherwise) not later than three (3) Business Days prior to such Extension Date (or such later time as agreed between the US Borrower and the Administrative Agent), the Administrative Agent shall so notify the US Borrower, and, subject to (i) the satisfaction of the conditions in Section 6.2 and (ii) the written consent of the Borrower, the Maturity Date then in effect shall be extended for the additional one-year period as described in subsection (a) of this Section 2.10, and all references in this Agreement, and in the Notes, if any, to the “Maturity Date” shall, with respect to each Extending Lender and each Assuming Lender for such Extension Date, refer to the Maturity Date as so extended. Promptly following each Extension Date, the Administrative Agent shall notify the Lenders (including, without limitation, each Assuming Lender) of the extension of the scheduled Maturity Date in effect immediately prior thereto and shall thereupon record in the Register the relevant information with respect to each such Extending Lender and each such Assuming Lender.

(e)    Conflicting Provisions. This Section shall supersede any provisions in Section 5.4 or 15.2 to the contrary.”

(c)    Section 6.2 of the Credit Agreement is hereby amended by amending the introductory paragraph thereto to read as follows:
“The obligations of the Lenders to make or participate in any Extensions of Credit (including the initial Extension of Credit), convert or continue any Loan, any Issuing Lender to issue or extend any Letter of Credit and/or each extension of the Revolving Credit Commitments pursuant to Section

2.10 are subject to the satisfaction of the following conditions precedent on the relevant borrowing, continuation, conversion, issuance or extension date:”
(d)    Section 8.5(d) of the Credit Agreement is hereby amended by replacing the reference to “$1,000,000” with “$5,000,000”.
(e)    Section 11.1(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(g)    Guaranty Obligations with respect to Indebtedness permitted pursuant to subsections (b) through (e) or subsections (k), (p) or (q) of this Section;”
(f)    Section 11.2 of the Credit Agreement is hereby amended by (i) deleting “and” at the end of subsection (i) thereof, (ii) replacing “.” with “; and” at the end of subsection (j) thereof and (iii) inserting a new subsection (k) thereto to read in its entirety as follows:
“(k)    Liens securing vendor floor planning or other similar arrangements for the sale of goods or inventory entered into by the US Borrower or any Subsidiary in the ordinary course of business and provided that (i) such Liens do not at any time encumber any property other than the goods or inventory financed by such vendor floor planning or other similar arrangement and (ii) the aggregate amount of the Indebtedness, liabilities, obligations or other amounts secured thereby does not exceed the lesser of (A) the original purchase price of such goods or inventory and (B) $1,000,000.”

3.Effectiveness. This Amendment shall become effective on the date (the “Sixth Amendment Effective Date”) upon which each of the following conditions precedent to the effectiveness to the this Amendment are satisfied or waived:

(a)    The Administrative Agent shall have received each of the following (in form and substance reasonably satisfactory to the Administrative Agent):
(i)    counterparts of this Amendment executed by the Borrowers, the Subsidiary Guarantors, the Administrative Agent, each of the Lenders, the Euro Lender and the Canadian Dollar Lender;
(ii)    a certificate of a Responsible Officer of each Credit Party certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing this Amendment and certifying that attached thereto is a true, correct and complete copy of (A) the articles of incorporation (or equivalent documentation) of such Credit Party and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation or formation, (B) the bylaws (or equivalent documentation) of such Credit Party as in effect on the Sixth Amendment Effective Date, (C) resolutions duly adopted by the board of directors (or equivalent governing body) of such Credit Party authorizing the transactions contemplated hereunder and the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party, and (D) each certificate required to be delivered pursuant to Section 3(a)(iii) of this Amendment; provided that, with respect to any of the items described in clauses (A) and (B) above, the respective certification may instead be that there have been no changes to the relevant documents since the Fourth Amendment Effective Date or that any changes from such documents are attached to such certification, and to the extent so certified, the documents delivered in connection with the Fourth Amendment Effective Date need not be redelivered hereunder;
(iii)    certificates as of a recent date of the good standing or status of each Credit Party under the laws of its jurisdiction of organization and, to the extent requested by the Administrative Agent, each other jurisdiction where such Credit Party is qualified to do business and, to the extent available, a certificate of the relevant taxing authorities of such jurisdictions certifying that such Credit Party has filed required tax returns and owes no delinquent taxes;
(iv)    favorable opinions of counsel to the Credit Parties addressed to the Administrative Agent and the Lenders with respect to the Credit Parties, this Amendment and such other matters as the Lenders shall request, each in form and substance satisfactory to the Administrative Agent (including, without limitation, favorable opinions of special and/or foreign counsel to the Credit Parties), which such opinions shall (unless otherwise agreed to by the Administrative Agent) expressly permit reliance by successors and assigns of the Administrative Agent and the Lenders;
(v)    a certificate, certified as accurate by the chief financial officer of the US Borrower, that (A) after giving effect to the transactions contemplated by this Amendment (1) the US Borrower and each of its Subsidiaries are each Solvent and (2) attached thereto are calculations evidencing compliance on a pro forma basis after giving effect to the transactions contemplated by this Amendment with the covenants contained in Article X of the Credit Agreement and (B) the financial projections previously delivered to the Administrative Agent represent the good faith estimates (utilizing reasonable assumptions) of the financial condition and operations of the Borrowers and their respective Subsidiaries;
(vi)    financial projections with respect to the US Borrower and its Subsidiaries prepared by a Responsible Officer of the US Borrower consisting of balance sheets, income statements and cash flow statements on an annual basis for the term of the Revolving Credit Facility after giving effect to this Amendment; and
(vii)    such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Amendment.
(b)    The Credit Parties shall have received all governmental, shareholder and third party consents and approvals necessary (or any other consents as determined in the reasonable discretion of the Administrative Agent) in connection with the transactions contemplated by this Amendment and the other transactions contemplated hereby and all applicable waiting periods shall have expired without any action being taken by any Person that could reasonably be expected to restrain, prevent or impose any material adverse conditions on any of the Credit Parties or such other transactions or that could seek or threaten any of the foregoing, and no law or regulation shall be applicable which in the reasonable judgment of the Administrative Agent could reasonably be expected to have such effect.
(c)    Since December 31, 2013, there has been no material adverse change in the properties, business, operations, or condition (financial or otherwise) of the US Borrower and its Subsidiaries, taken as a whole, and no event has occurred or condition arisen that could reasonably be expected to have a Material Adverse Effect.
(d)    Each representation and warranty contained in the Credit Agreement and the other Loan Documents is true, correct and complete in all material respects (except to the extent such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) as of the Sixth Amendment Effective Date as if fully set forth herein, other than any such representations or warranties that, by their express terms, refer to an earlier date, in which case they shall have been true and correct as of such earlier date.
(e)    No Default or Event of Default has occurred and is continuing as of the Sixth Amendment Effective Date or would result after giving effect hereto.
(f)    (i) The Borrowers shall have paid (i) to the Administrative Agent and the Lenders the fees set forth or referenced in Section 5.3 of the Credit Agreement or that certain engagement letter agreement among the US Borrower and Wells Fargo Securities, LLC and/or certain of its affiliates dated October 31, 2014 (as amended, restated, supplemented or otherwise modified) that, in each case, are due and payable on the Sixth Amendment Effective Date and any other accrued and unpaid fees or commissions due in accordance with Section 9 of this Amendment; and (ii) the Exiting Lender shall have received, all Obligations owing to it on the Sixth Amendment Effective Date (other than accrued fees and interest owing thereon).
4.Acknowledgement. Each of the parties hereto agrees and acknowledges that, after giving effect to this Amendment on the Sixth Amendment Effective Date, the Revolving Credit Commitment and the Revolving Credit Commitment Percentage of each Lender shall be as set forth on Exhibit A hereto.

5.Reallocation of Exiting Lender Revolving Commitments.

(a)    Notwithstanding anything to the contrary in the Credit Agreement, in connection with this execution of this Amendment on the Sixth Amendment Effective Date, the Revolving Credit Commitment of the Exiting Lender shall be reallocated to one or more other Lenders (each, an “Assuming Lender”), such that after giving effect to such reallocation (i) the Revolving Credit Commitment and the Revolving Credit Commitment Percentage of each Lender shall be as set forth on Exhibit A hereto, and (ii) the Revolving Credit Commitment of the Exiting Lender shall be permanently reduced to $0.
(b)    In connection with the reduction permitted in clause (a) above, and notwithstanding anything to the contrary in the Credit Agreement, each of the parties signatory hereto hereby agrees and consents to (i) the non-pro-rata reduction of the aggregate Revolving Credit Commitment on the Sixth Amendment Effective Date, (ii) any non-pro-rata repayment of Revolving Credit Loans to the Exiting Lender (along with accrued fees, interest, expenses and other amounts owing thereto) as set forth in this Section 5, (iii) the reallocation of participations in outstanding Letters of Credit, Swingline Loans, Canadian Dollar Loans and Euro Loans on the Sixth Amendment Effective Date that may result from the application of such reduction and (iv) any adjustments to be made to the Register to effectuate such reallocation (including adjustments in the form of a non-pro rata funding by the applicable Assuming Lenders in an aggregate amount equal to the outstanding Revolving Credit Loans of the Exiting Lender).
(c)    In connection with the foregoing, and for the avoidance of doubt and without limiting the Revolving Credit Commitments of the other Lenders as set forth on Exhibit A hereto, each of the parties signatory hereto acknowledges and agrees that, upon the occurrence of the Sixth Amendment Effective Date (including, if applicable, the repayment by the Borrowers of all outstanding Revolving Credit Loans and other amounts owing to the Exiting Lender (other than accrued fees and interest) or the payment by an Assuming Lender of an amount sufficient to repay all outstanding Revolving Credit Loans owing to the Exiting Lender with such payment being deemed to be a Revolving Credit Loan hereunder), (i) such Exiting Lender shall cease to be a Lender with a Revolving Credit Commitment under the Credit Agreement, (ii) its Revolving Credit Commitment shall be reduced to $0 and (iii) such Exiting Lender shall have no further rights or obligations as a Lender under the Credit Agreement, except to the extent of rights and obligations that survive a Lender’s assignment of its commitments pursuant to Section 15.11 of the Credit Agreement and its rights to payment of interest and fees that have accrued but not been paid on the Sixth Amendment Effective Date. Each Credit Party agrees to take such other actions as are reasonably requested by the Exiting Lender in connection with the foregoing. From and after the Sixth Amendment Effective Date, the Administrative Agent shall make payment to (x) the Exiting Lender in respect of any accrued fees and interest that have accrued to but excluding the Sixth Amendment Effective Date on the Revolving Credit Loans of the Exiting Lender, which were repaid on the Sixth Amendment Effective Date and (y) the Assuming Lender for any such amounts that have accrued on or after the Sixth Amendment Effective Date. The Exiting Lender joins in the execution of this Amendment solely for the purpose of evidencing its agreement to this Section 5 and for no other purpose.
6.Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers, any of their respective Subsidiaries or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

7.Representations and Warranties. By its execution hereof, each Credit Party hereby represents and warrants as follows:

(a)    such Credit Party has the right, power and authority and has taken all necessary corporate, limited liability and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms; and
(b)    this Amendment and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
8.Acknowledgement and Reaffirmation. By their execution hereof, each Credit Party hereby expressly (a) consents to this Amendment and (b) acknowledges that such Credit Party’s covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Notes, the Letter of Credit Applications, the Subsidiary Guaranty Agreement and the other Loan Documents to which such Credit Party is a party remains in full force and effect.

9.Costs, Expenses and Taxes.    The Borrowers agree to pay in accordance with Section 15.3 of the Credit Agreement all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration and enforcement of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

10.Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

11.Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the state of New York.

12. Jurisdiction and Venue; Waiver of Jury Trial.  Sections 15.3, 15.6 and 15.7 of the Credit Agreement are hereby incorporated by this reference as if fully stated herein mutatis mutandis.

13.Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

14.Successors and Assigns. This Amendment shall be binding on and insure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.

15.FATCA Determination. For purposes of determining withholding Taxes imposed under FATCA, from and after the Sixth Amendment Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

BORROWERS:    POOL CORPORATION, as US Borrower
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Vice President and Chief Financial Officer

SCP DISTRIBUTORS CANADA INC., as Canadian Borrower
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Secretary and Treasurer

SCP POOL B.V., as Dutch Borrower
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Director

Sixth Amendment to Credit Agreement
Pool Corporation
Signature Page

SUBSIDIARY GUARANTORS:    SCP DISTRIBUTORS LLC, as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Vice President and Chief Financial Officer

SPLASH HOLDINGS, INC., as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Vice President and Secretary

ALLIANCE TRADING, INC., as Subsidiary Guarantor
By: /s/ Melanie Housey
Name: Melanie Housey
Title:     President and Secretary

CYPRESS, INC., as Subsidiary Guarantor
By: /s/ Melanie Housey
Name: Melanie Housey
Title:     President and Secretary

SUPERIOR POOL PRODUCTS LLC, as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Vice President and Chief Financial Officer

SCP ACQUISITION CO. LLC, as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Vice President and Secretary

SCP INTERNATIONAL, INC., as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Vice President and Secretary

Sixth Amendment to Credit Agreement
Pool Corporation
Signature Page

POOL DEVELOPMENT LLC, as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Vice President and Chief Financial Officer

HORIZON DISTRIBUTORS, INC., as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Vice President

POOLCORP FINANCIAL MORTGAGE, LLC, as Subsidiary
Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title: President and Treasurer

POOLCORP FINANCIAL INC., as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     President and Treasurer

POOLFX SUPPLY LLC, as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     President

Sixth Amendment to Credit Agreement
Pool Corporation
Signature Page

ADMINISTRATIVE AGENT

AND LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, the Canadian Dollar Lender, the Euro Lender and a Lender
By: /s/ I. Stavreska
Name: Irena Stavreska
Title: Vice President

Sixth Amendment to Credit Agreement
Pool Corporation
Signature Page

BANK OF AMERCIA, N.A., as Lender

By: /s/ Anthony A. Eastman
Name: Anthony A. Eastman
Title: Vice President

Sixth Amendment to Credit Agreement
Pool Corporation
Signature Page

MUFG Union Bank, N.A. f/k/a Union Bank, N.A., as Lender

By: /s/ Pierre Bury
Name: Pierre Bury
Title: Director

CAPITAL ONE, N.A., as Lender

By: /s/ Katharine Kay
Name: Katharine Kay
Title: SVP

REGIONS BANK, as Lender

By: /s/ Jorge E. Goris
Name: Jorge E. Goris
Title: Senior Vice President

BRANCH BANKING AND TRUST COMPANY, as Lender

By: /s/ DeVon J. Lang
Name: DeVon J. Lang
Title: Vice President

FIFTH THIRD BANK, as Lender

By: /s/ Jon C. Long
Name: Jon C. Long
Title: Vice President

JP MORGAN CHASE BANK, N.A., as Lender

By: /s/ Robin J. Walker, Jr.
Name: Robin J. Walker, Jr.
Title: Officer

COMERICA BANK, as Exiting Lender

By: /s/ Vishakha Deora
Name: Vishakha Deora
Title: Vice President